                                                                    EXHIBIT 10.3
                                                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT, is made and entered into as of the 28th day of February, 2001, by and among Private Bank Minnesota, a Minnesota banking corporation with principal offices at 222 South Ninth Street, Suite 3800, Minneapolis, Minnesota 55402 (the "Escrow Agent"), DAMARK International, Inc., a Minnesota corporation (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

         WHEREAS, the Company and Buyers have entered into a Securities Purchase Agreement (the "Purchase Agreement"), under which the Company will issue an aggregate of up to $20,000,000 principal amount of its 10% Senior Convertible Notes due August 26, 2001 (the "Notes").

         WHEREAS, pursuant to the Purchase Agreement and related documents, the Company and the Buyers have agreed to provide for the escrow of all amounts in excess of $10,000,000 from the sale of the notes (the "Escrow Payment Amounts") as set forth on Exhibit A.

         WHEREAS, the Company, the Escrow Agent and the Buyers desire to enter into an agreement with respect to the escrow of the Escrow Payment Amounts and agree to be bound by the terms and conditions of this Agreement;

         WHEREAS, the Escrow Agent hereby acknowledges receipt of the Escrow Payment Amounts.

         NOW, THEREFORE, the parties agree as follows:

        1. TERM OF ESCROW. The term of this Agreement shall begin on the Escrow Funding Date and end on the date of the release of the final Escrow Payment Amount in accordance with Section 3 of this Agreement.

         2. DELIVERY OF THE ESCROW PAYMENT AMOUNTS. The Escrow Payment Amounts shall be wired to the Escrow Agent by the respective Buyers in the amounts set forth on Exhibit A.

         3. CONDITIONS FOR RELEASE FROM ESCROW. Upon the satisfaction of both of the following conditions: (i) the Company's obtaining the Required Shareholder Approval as defined in Section 4(b)(vi) of the Notes and (ii) the Company causing the Registration Statement registering the shares underlying the Notes to be declared effective by the Securities and Exchange Commission, the Company and the Buyers shall authorize, by written instructions signed by the Company and each Buyer, the Escrow Agent to pay over to the Company the Escrow Payment Amounts. Such written instructions may bear facsimile signatures and the Escrow Agent is hereby authorized to act upon written instructions bearing facsimile signatures.

In the event that the Escrow Agent has not received written instructions as set for in the first sentence of this Section 3 prior to August 26, 2001, the Escrow Agent shall return the funds to the respective Buyers in the amount set forth in Exhibit A.

         4. DUTY AND LIABILITY OF THE ESCROW AGENT. The sole duty of the Escrow Agent, other than as herein specified, shall be to receive the funds and hold them subject to release, as provided in this Escrow Agreement. The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties, as set forth in this Escrow Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Escrow Agreement unless first indemnified to its satisfaction. The Escrow Agent may consult counsel in respect of any question arising under this Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel. All funds held by the Escrow Agent pursuant to this Escrow Agreement shall constitute trust property for the purposes for which they are held subject to no right of offset.

        5. INDEMNIFICATION OF ESCROW AGENT. The Company and the Buyers, jointly and severally, agree to indemnify the Escrow Agent and hold it harmless against any and all liabilities and expenses, including without limitation, the reasonable fees and expenses of its counsel, incurred by it as a result of claims made against the Escrow Agent in connection with its activities hereunder, except for liabilities incurred by the Escrow Agent resulting from its own willful misconduct or gross negligence. Any payments made pursuant to this Section 5 in settlement of any claims by the Escrow Agent are subject to the prior approval of both the Company and Buyers and neither the Company nor Buyers shall be liable for any claims settled by the Escrow Agent without such prior approval.

        6. ESCROW AGENT'S FEE. The Escrow Agent shall be entitled to receive from the Company $1,000 as reasonable compensation for its services as contemplated herein. The fee agreed upon for services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement; PROVIDED, HOWEVER, in the event that there is any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Escrow Agreement, or the subject matter hereof, the Escrow Agent shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, occasioned by any delay, controversy, litigation or event, and the same shall be paid by the Company.

        7. INVESTMENT OF FUNDS. Unless otherwise agreed in writing by the Company and the Buyers, all amounts held by the Escrow Agent shall be invested in money-market funds or treasury bills, and other short-term, investment grade, interest-bearing instruments with original maturities of 90 days or less.

        8. BINDING AGREEMENT AND SUBSTITUTION OF ESCROW. The terms and conditions of this Agreement shall be binding on the assigns, transferees, and successors in interest, whether by operation of law or otherwise, of the parties hereto. If, for any reason, the Escrow Agent should be unable or unwilling to continue to act as escrow agent hereunder, then, upon 30 days' prior notice to the Company and the Buyers, the Company and the Buyers may substitute another escrow agent which is a bank or trust company charted under the laws of the United States or the State of Minnesota, and doing business in the Minneapolis/Saint Paul, Minnesota metropolitan area which is mutually acceptable to the Company and Buyers.

        9. GOVERNING LAW. This Escrow Agreement shall be governed by, and construed under and pursuant to the laws of the State of Minnesota, without regard to principles of conflicts of laws.

        10. TERMINATION OF AGREEMENT. This Escrow Agreement shall terminate in its entirety when all Escrow Payment Amounts have been released in accordance with Section 3.

        11. COUNTERPART SIGNATURES. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

COMPANY:                      DAMARK INTERNATIONAL, INC.

                              BY  /s/
                                ------------------------------------------------
                                ITS
                                   ---------------------------------------------


ESCROW AGENT:                 PRIVATE BANK MINNESOTA

                              BY  /s/
                                ------------------------------------------------
                                ITS
                                   ---------------------------------------------

BUYERS:                       STARK TRADING  (WISCONSIN)

                              BY  /s/
                                ------------------------------------------------
                                ITS
                                   ---------------------------------------------

                              SHEPHERD INVESTMENTS
                              INTERNATIONAL, INC.
                              (BRITISH VIRGIN ISLANDS)

                              BY  /s/
                                ------------------------------------------------
                                ITS
                                   ---------------------------------------------


                              WOODVILLE LLC

                              BY  /s/
                                ------------------------------------------------
                              ITS
                                 -----------------------------------------------


                              CALM WATERS LIMITED

                              BY  /s/
                                ------------------------------------------------
                                ITS
                                   ---------------------------------------------


                                  /s/
                              --------------------------------------------------
                              WALTER H. MORRIS

                                    Exhibit A
                               Schedule of Buyers



                                             Principal   Amount Paid At    Net Amount   Net Amount
                                             Amount of     Closing to        Paid to    Allocated to                  Amount
                                               Senior     Company (the       Escrow        Escrow        Two          paid to
                                            Convertible    "Company          Account    Account after    Percent      Craig-
                                             Notes (the     Payment                     allocation of    paid   to    Hallum
                      Investor Address,      "Principal     Amount")                    $77,500 in       Purchaser
                        Telephone and         Amount")                                  legal fees)
   Investor Name       Facsimile Number                                                  ("Escrow
                                                                                          Payment
                                                                                          Amount")
------------------------------------------------------------------------------------------------------------------------------------
STARK TRADING        C/O STARK ASSET          $2,500,000      $1,760,000     $  526,250       $  551,356  $   50,000 $  125,000
(WISCONSIN)          MANAGEMENT                                           ($38,750 PAID
                     1500 WEST MARKET                                        TO SCHULTE
                     STREET                                               ROTH & ZABEL,
                     MEQUON, WI 53092                                              LLP)
                     FAX: (262) 241-1888

SHEPHERD             C/O STARK ASSET          $2,500,000      $1,760,000                      $  551,356  $   50,000 $  125,000
INVESTMENTS          MANAGEMENT                                              $  526,250
INTERNATIONAL, LTD   1500 WEST MARKET                                     ($38,750 PAID
(BRITISH VIRGIN      STREET                                                  TO SCHULTE
ISLANDS)             MEQUON, WI 53092                                     ROTH & ZABEL,
                     FAX: (262) 241-1888                                           LLP)


WOODVILLE LLC        CRAIG-HALLUM             $2,000,000      $1,408,000     $  452,000       $  441,085  $   40,000 $  100,000
                     CAPITAL GROUP
                     222 SOUTH 9TH
                     STREET
                     SUITE 2800
                     MINNEAPOLIS, MN
                     55402
                     ATTENTION: JOHN
                     FLOOD
                     FAX: (612) 692-8250

CALM WATERS LIMITED  STRONG CAPITAL           $7,000,000      $4,928,000     $1,582,000       $1,543,796  $  350,000 $  140,000
                     MANAGEMENT
                     100 HERITAGE
                     RESERVE
                     MENOMONEE FALLS,
                     WI 53051
                     ATTENTION: THOMAS
                     HOOKER
                     FAX: (414) 359-3460

WALTER H. MORRIS     STRONG CAPITAL           $  200,000      $  140,800     $   45,200       $   44,108  $   10,000 $    4,000
                     MANAGEMENT
                     100 HERITAGE
                     RESERVE
                     MENOMONEE FALLS,
                     WI 53051
                     ATTENTION: THOMAS
                     HOOKER
                     FAX: (414) 359-3460